LETTER OF CREDIT

LETTER OF CREDIT (“LOC”) dated the 2nd day of February, 2013.

BETWEEN:

THEMIS PARTNERS LTD., (hereinafter, the "SUBSCRIBER")

AND:

U.S.  TUNGSTEN,  INC.,  a  Nevada  Domestic  Corporation  with  offices  located  at,  871  Coronado  Centre  Drive,

Suite #200, Henderson, Nevada 89052. (Hereinafter, the "COMPANY")

WHEREAS:

A.

SUBSCRIBER desires to loan funds to the COMPANY pursuant to the terms of this LOC in the principal amount  of  up  to  One  Million  Dollars  (US$1,000,000)  by  way  of  periodic  advances  as  requested  by  the

COMPANY;

B.

The  amounts  advanced  and  accrued  interest  is  convertible  (the  “Conversion”)  into  common  shares  of  the

COMPANY;

C.

The  SUBSCRIBER  understands  and  acknowledges  to  the  COMPANY  that  this  LOC  is  being  made pursuant  to  an  exemption  (the  “Exemption”)  from  registration  provided  by  Section  4(2)  of  the  United

States  Securities  Act  of  1933,  as  amended  (the  “Securities  Act”)  and  Rule  903  of  Regulation  S  of  the

Securities Act for the private offering of securities; and

D.

The COMPANY desires to borrow funds from SUBSCRIBER on the terms and conditions set forth in this

Agreement.

NOW THEREFORE THIS LOC WITNESSES that the parties hereto agree as follows:

ARTICLE 1 - INTERPRETATION

SECTION 1.1. DEFINITIONS.

When  used  in  this  LOC  (including  the  recitals  and  schedules  hereto)  or  in  any  amendment  hereto,  the  following terms shall, unless otherwise expressly provided, have the meanings assigned to them herein:

"BANKING  DAY"  shall  mean  any  day  other  than  a  Saturday,  Sunday,  public  holiday  under  the  laws  of  the  State of Nevada or other day on which banking institutions are authorized or obligated to close in Nevada.

"CHARTER DOCUMENTS" means contacting documents and by-laws, and all amendments thereto;

"CONSENT"  means  any  permit,  license,  approval,  consent,  order,  right,  certificate,  judgment,  writ,  injunction,

award,  determination,  direction,  decree,  authorization,  franchise,  privilege,  grant,  waiver,  exemption  and  other concession or by-law, rule or regulation;

"DOLLAR" or "$" means the currency of the United States of America.

ARTICLE 2 – LOAN AND CONVERSION

SECTION 2.1. AVAILABLE INVESTMENT.

The  Subscriber  shall  make  available  to  the  Company  in  accordance   with,  and  subject  to  the  terms  and  conditions

of,  this  LOC,  until  2nd  February,  2014  (the  "COMPLETION  DATE"),  up  to  $1,000,000  by  way  of  Advances  in

accordance  with  this  LOC.  The  Completion  Date  may  be  extended  for  an  additional  term  of  up  to  twelve  months only on a written agreement between the Company and the Subscriber prior to the terms of the original agreement.

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SECTION 2.2. THE ADVANCES.

On  the  terms  and  conditions  set  forth  herein  the  Subscriber,  from  time  to  time,  on  any  Banking  Day,  prior  to  the

Completion  Date,  agrees  to  make  advances  to  the  Company  up  to  the  maximum  funding  amount  provided  in

Section  2.1  ("ADVANCES"),  provided  the  Subscriber  is  satisfied  that  the  Company  is  processing  in  the  right direction.

SECTION 2.3.  PROCEDURE TO REQUEST ADVANCES.

On approval by the Subscriber each Advance shall be made on or before five Banking Days following notice from

the  Company.   Each  such  notice  shall  be  given  by  a  notice  to  the  Subscriber  in  the  form  substantially  the  same  as the form attached hereto in Schedule A (each a "NOTICE").

SECTION 2.4.  INTEREST.

All funds outstanding under this LOC will bear annual interest of 5% until repaid or converted. (See Sec. 2.5).  All accrued interest shall be payable in cash or In-Kind (shares of the Company valued at the average price for the last trading week of the year) at the sole discretion of the Company. If In-Kind shares are to be delivered they shall be issued periodically or at the request of Subscriber.

SECTION 2.5.   CONVERSION AND WARRANT ISSUANCE

The  Investment  represented  by  this  LOC  may  at  the  Subscribers  request  be  converted  into  Restricted  Shares  of

Common Stock (the "Conversion Shares") of the Company at a rate of $0.30 per common share. (the "Conversion

Right")  Such  conversion/exercise  may  be  done  on  a  pro  rata  basis  no  more  than  annually.  (As  an  example;  the

$1,000,000  could  be  converted  into  3,333,333  Restricted  Common  Shares).  Upon  full  Conversion  of  the  amounts outstanding  under  the  LOC  into  Common  Shares,  the  Company  shall  issue  a  Three-Year  Term  Warrant  to

Purchase up to an additional 2,000,000 Restricted Common Shares at $0.80 per share.

SECTION 2.6.  USE OF PROCEEDS.

The  Company  shall  use  all  Advances  to  fund  operating  expenses,  acquisitions,  working  capital  and  general corporate activities.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Subscriber:

(a)

Organization and Corporate Power. The Company has been duly incorporated and organized and is validly subsisting  and  in  good  standing  under  the  laws  of  its  jurisdiction  and  has  full  corporate  right,  power  and authority to enter into and perform its obligations under the LOC to which it is or shall be a party and has full corporate right, power and authority to own and operate its properties and to carry on its business;

(b)

Conflict  with  Other  Instruments.  The  execution  and  delivery  by  the  Company  of  the  LOC  and  the performance  by  the  Company  of  its  obligations  thereunder,  do  not  and  will  not:  (i)  conflict  with  or  result in  a  breach  of  any  of  the  terms,  conditions  or  provisions  of:  (A)  the  charter  documents  of  the  Company;

(B)  any  law  applicable  to  or  binding  on  the  Company;  or  (C)  any  contractual  restriction  binding  on  or affecting  the  Company  or  its  properties  the  breach  of  which  would  have  a  material  adverse  effect  on  the

Company;  or  (ii)  result  in,  or  require  or  permit:   (A)  the  imposition  of  any  lien  on  or  with  respect  to  the properties  now  owned  or  hereafter  acquired  by  the  Company;  or  (B)  The  acceleration  of  the  maturity  of any debt of the Company, under any contractual provision binding on or affecting the Company;

(c)

Consents,  Official  Body  Approvals.  The  execution  and  delivery  of  the  LOC  and  the  performance  by  the

Company of its obligations hereunder have been duly authorized by all necessary action on the part of the

Company,  and  no  Consent  under  any  applicable  law  and  no  registration,  qualification,  designation,

declaration  or  filing  with  any  official  body  having  jurisdiction  over  the  Company  is  or  was  necessary therefore. The  Company  possesses  all  Consents,  in  full  force  and  effect,  under  any  applicable  Law  which are  necessary  in  connection  with  the  operation  of  its  business,  the  non-possession  of  which  could reasonably be expected to have a material adverse effect on the Company;

(d)

Execution  of  Binding  Obligation.  The  LOC  has  been  duly  executed  and  delivered  by  the  Company  and,

when  duly  executed  by  the  Company  and  delivered  for  value,  the  LOC  will  constitute  legal,  valid  and binding obligations of the Company, enforceable against the Company, in accordance with its terms;

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(e)

No  Litigation.  There  are  no  actions,  suits  or  proceedings  pending  or,  to  the  knowledge  of  the  Company,

after  due  inquiry,  threatened  against  or  affecting  the  Company  (nor,  to  the  knowledge  of  the  Company,

after  due  inquiry,  any  basis  therefore)  before  any  official  body  having  jurisdiction  over  the  Company which  purport  to  or  do  challenge  the  validity  or  propriety  of  the  transactions  contemplated  by  the  Share

Issuance  the  Company,  which  if  adversely  determined  could  reasonably  be  expected  to  have  a  material adverse effect on the Company;

(f)

Absence  of  Changes.  Since  the  date  of  the  most  recently  delivered  financial  statements  of  the  Company,

the  Company  has  carried  on  its  business,  operations  and  affairs  only  in  the  ordinary  and  normal  course consistent with past practice.

SECTION 3.2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER.

The Subscriber represents and warrants to the Company:

(a)

the  SUBSCRIBER  makes  the  Advances  to  the  Company  and  shall  acquire  the  Conversion  Shares  and

Conversion  Right  (both  as  defined  herein)  in  reliance  upon  the  Exemption  from  registration  provided  by

Section  4(2)  of  the  Securities  Act  and  Rule  903  of  Regulation  S  of  the  Securities  Act  for  the  private offering of securities;

(b)

the  SUBSCRIBER  is  eligible  to  make Advances  to  the  Company  and  acquire  the  Conversion  Shares  and

Conversion  Right  in  the  Company  under  Regulation  S,  and  all  statements  set  forth  in  the  Declaration  of

Regulation S Eligibility, attached hereto as Schedule B, are true and correct and may be relied upon by the

Company;  further,  all  information,  representations  and  warranties  contained  in  this  LOC,  or  that  have been  otherwise  given  to  the  Company,  are  correct  and  complete  as  of  the  date  hereof,  and  may  be  relied upon by the Company;

(c)

the  SUBSCRIBER  is  aware  of  the  significant  economic  and  other  risks  involved  in  making  the Advances to  the  Company  and  in  acquiring  the  Conversion  Shares  and  acquiring  and/or  exercising  the  Conversion

Right;

(d)

the  SUBSCRIBER  has  consulted  with  its  own  securities  advisor  as  to  its  eligibility  to  acquire  the

Conversion   Shares   and   acquire   and/or   exercise   the   Conversion   Right   under   the   laws   of   its   home

jurisdiction  and  acknowledges  that  the  Company  has  made  no  effort  and  takes  no  responsibility  for  the consequences to the SUBSCRIBER as a non-U.S. investor acquiring the Shares and this Conversion Right and, in particular, in purchasing U.S.-based securities upon exercise, if any, of the Conversion Right;

(e)

no federal or state agency has passed upon, or make any finding or determination as to the fairness of this investment,  and  that  there  have  been  no  federal  or  state  agency  recommendations  or  endorsements  of  the investment made hereunder;

(f)

the SUBSCRIBER acknowledges that:

(i)   there  are  substantial  restrictions  on  the  sale  or  transferability  of  any  Conversion  Shares  acquired  upon exercise of the Conversion Right and understands that, although the Company is a reporting company, the

SUBSCRIBER   is,   upon   acquiring   the   Conversion   Shares   upon   exercising   the   Conversion   Rights,

purchasing unregistered securities;

(ii)  the  SUBSCRIBER  may  not  be  able  to  liquidate  this  investment  in  the  event  of  any  financial  emergency and will be required to bear the economic risk of this investment for a lengthy or even indefinite period of time;

(iii) the  Company  is  not  contractually  obligated  to  register  under  the  Securities  Act  any  Conversion  Shares acquired upon an exercise of the Conversion Right; and

(iv) any  Conversion  Shares  acquired  by  the  SUBSCRIBER  upon  exercise  of  the  Conversion  Right  may  never be  sold  or  otherwise  transferred  without  registration  under  the  Securities  Act,  unless  an  exemption  from registration is available;

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(g)

the SUBSCRIBER, alone or with its advisor, has enough knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of investing in the Company;

(h)

the SUBSCRIBER makes Advances to the Company and acquires the Conversion Shares and the

Conversion Right as principal for its own account and not for the benefit of any other person; and

(i)

the SUBSCRIBER understands that any certificates representing any Conversion Shares acquired by the

SUBSCRIBER upon exercise of the Conversion Right will have a resale legend on them that will read substantially as follows:

THE  SECURITIES  COVERED  HEREBY  HAVE  NOT  BEEN  REGISTERED  UNDER  THE

SECURITIES  ACT  OF  1933,  AS  AMENDED  (“ACT”).  THE  SECURITIES  REPRESENTED

BY  THIS  CERTIFICATE  HAVE  BEEN  ACQUIRED  FOR  INVESTMENT,  AND  NOT  WITH

A VIEW TO,  OR  IN  CONNECTION  WITH,  THE  SALE  OR  DISPOSITION  THEREOF, AND

MAY NOT  BE  OFFERED  OR  SOLD  WITHIN  THE  UNITED  STATES  OR  TO  OR  FOR  THE

ACCOUNT OR THE  BENEFIT OF  U.S.  PERSONS  (I) AS  PART OF THEIR  DISTRIBUTION

AT  ANY  TIME  OR  (ii)  OTHERWISE  UNTIL  ONE  YEAR  AFTER  THE  LATER  OF  THE

COMMENCEMENT   OF   THE   OFFERING   OF   SUCH   SECURITIES   OR   THE   CLOSING

DATE   OF   THE   SALE   AND   TRANSFER   THEREOF,   EXCEPT   IN   EITHER   CASE   IN

ACCORDANCE  WITH  REGULATION  S  (OR  RULE  144A,  IF  AVAILABLE)  UNDER  THE

ACT.  TERMS  USED ABOVE  HAVE  THE  MEANING  GIVEN  TO  THEM  BY REGULATION

S.

ARTICLE 4 - COVENANTS OF THE COMPANY

SECTION 4.1. AFFIRMATIVE COVENANTS.

Until the Completion Date, the Company shall:

(a)

COMPLIANCE WITH  LAWS,  ETC.  Comply  with  all  applicable  laws,  non-compliance  with  which  could have a material adverse effect on the Company;

(b)

PAYMENT  OF  TAXES AND  CLAIMS.  Pay  and  discharge  before  the  same  shall  become  delinquent:  (i)

all  taxes  and  assessments;  and  (ii)  all  lawful  claims  which,  if  unpaid,  might  become  a  lien  upon  or  in respect of the Company's assets or properties;

(c)

MAINTAIN   TITLE.   Maintain   and,   as   soon   as   reasonably   practicable,   defend   and   take,   all   action

necessary or advisable at any time, and from time to time, to maintain, defend, exercise or renew its right,

title and interest in and to all of its property and assets;

(d)

PAY OBLIGATIONS TO SUBSCRIBER AND PERFORM OTHER COVENANTS. Make full and timely payment  of  its  obligations  hereunder  and  duly  comply  with  the  terms  and  covenants  contained  in  this

LOC, all at the times and places and in the manner set forth therein;

(e)

FURTHER  ASSURANCES.  At  its  cost  and  expense,  upon  request  by  the  Subscriber,  duly  execute  and deliver, or cause to be duly executed and delivered, to the Subscriber, such further instruments and do and cause to be done such other acts as may be necessary or proper in the reasonable opinion of the Subscriber to carry out more effectually the provisions and purposes of this LOC.

ARTICLE 5 – PATRIOT ACT DISCLOSURE

NOTICE TO NON-UNITED STATES RESIDENTS:

IT IS THE RESPONSIBILITY OF ANY ENTITIES WISHING TO PURCHASE THE LOAN OR UNITS

PURSUANT TO THIS LOC TO SATISFY THEMSELVES AS TO FULL OBSERVANCE OF THE LAWS OF

ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH

PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR

OBSERVING ANY OTHER APPLICABLE FORMALITIES.

PATRIOT ACT RIDER

THE SUBSCRIBER HEREBY REPRESENTS AND WARRANTS THAT THE SUBSCRIBER IS NOT, NOR IS

IT ACTING AS AN AGENT, REPRESENTATIVE, INTERMEDIARY OR NOMINEE FOR, A PERSON

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IDENTIFIED ON THE LIST OF BLOCKED PERSONS MAINTAINED BY THE OFFICE OF FOREIGN

ASSETS CONTROL, U.S. DEPARTMENT OF TREASURY. IN ADDITION, THE SUBSCRIBER HAS

COMPLIED WITH ALL APPLICABLE U.S. LAWS, REGULATIONS, DIRECTIVES, AND EXECUTIVE

ORDERS RELATING TO ANTI-MONEY LAUNDERING , INCLUDING BUT NOT LIMITED TO THE

FOLLOWING LAWS: (1) THE UNITING AND STRENGTHENING AMERICA BY PROVIDING

APPROPRIATE TOOLS REQUIRED TO INTERCEPT AND OBSTRUCT TERRORISM ACT OF 2001,

PUBLIC LAW 107-56, AND (2) EXECUTIVE ORDER 13224 (BLOCKING PROPERTY AND PROHIBITING

TRANSACTIONS WITH PERSONS WHO COMMIT, THREATEN TO COMMIT, OR SUPPORT

TERRORISM) OF SEPTEMBER 23, 2001.

ARTICLE 6 - MISCELLANEOUS

SECTION 6.1. NOTICES, ETC.

Except  as  otherwise  expressly  provided  herein,  all  notices,  requests,  demands,  directions  and  communications  by one  party  to  the  other  shall  be  sent  by  hand  delivery  or  registered  mail  or  fax,  and  shall  be  effective  when  hand delivered  or  when  delivered  by  the  relevant  postal  service  or  when  faxed  and  confirmed,  as  the  case  may  be. All such  notices  shall  be  addressed  to  the  Chief  Executive  Officer  and  copies  to  the  Chief  Financial  Officer  for  the

Company,  of  the  notified  party  at  its  address  given  on  the  signature  page  of  this  LOC,  or  in  accordance  with  any unrevoked written direction from such party to the other party.

SECTION 6.2. NO WAIVER; REMEDIES.

No  failure  on  the  part  of  the  Subscriber  or  the  Company  to  exercise,  and  no  delay  in  exercising,  any  right  under this LOC shall operate as a waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

SECTION 6.3. JURISDICTION.

(1)  Each  of  the  parties  hereby  irrevocably  attorns  to  the  non-exclusive  jurisdiction  of  the  Courts  of  the  State  of

Nevada  in  any  action  or  proceeding  arising  out  of  or  relating  to  this  LOC.  The  Company  agrees  that  a  final judgment  in  any  such  action  or  proceeding  shall  be  conclusive  and  may  be  enforced  in  other  jurisdictions  by  suit on  the  judgment  or  in  any  other  manner  provided  by  Law;  and  (2)  nothing  in  this  Section  6.3  shall  affect  the  right of the Subscriber to serve legal process in any other manner permitted by Law or affect the right of the Subscriber to bring any action or proceeding against the Company or its property in the courts of other jurisdictions.

SECTION 6.4. SUCCESSORS AND ASSIGNS.

The Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Subscriber, which consent may be arbitrarily withheld.

SECTION 6.5.   SEVERABILITY.

If  one  or  more  provisions  of  this  LOC  be  or  become  invalid,  or  unenforceable  in  whole  or  in  part  in  any jurisdiction,  the  validity  of  the  remaining  provisions  of  this  LOC  shall  not  be  affected.  The  parties  hereto undertake  to  replace  any  such  invalid  provision  without  delay  with  a  valid  provision  which  as  nearly  as  possible duplicates the economic intent of the invalid provision.

SECTION 6.6.  COUNTERPARTS.

This  LOC  may  be  executed  in  counterparts  and  by  different  parties  in  separate  counterparts,  each  of  which  when so  executed  shall  be  deemed  an  original  and  all  of  which,  taken  together,  shall  constitute  one  and  the  same instrument.

SECTION 6.7.  SYNDICATION/PARTICIPATION.

The  Subscriber  may  not  sell,  transfer,  assign,  participate,  syndicate  or  negotiate  to  one  or  more  third   parties,  in

whole  or  in  part,  the  Commitment  and  its  rights  under  this  LOC,  without  the  prior  written  consent  of  the

Company, which consent may not be arbitrarily withheld.

IN  WITNESS  WHEREOF  the  parties  hereto  have  caused  this  LOC  to  be  executed  by  their  respective  officers thereunto duly authorized, as of the date first above written.

THEMIS PARTNERS LTD.

U.S. Tungsten, Inc.

By:

By:  /s/ Barry Wattenberg

    -----------------------------

-----------------------------

Sir Sami Vaskola

Barry Wattenberg

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Notice Address: ____________

Notice Address: 871 Coronado Centre Drive, Suite #200,

Henderson, Nevada 89052.

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SCHEDULE A

NOTICE

To: THEMIS PARTNERS LTD. (the "Subscriber")

The undersigned,  U. S. Tungsten,  Inc. (the "Company") hereby  requests  an  advance of  $______250,000_______  ,

in  accordance  with  the  terms  and  conditions  set  forth  in  the  LOC     dated  18th  January,  2013,  between  the

Subscriber and the Company and as of the Date of Notice written below.

DATE OF NOTICE:

-------------- 18 January 2013 ---------------

Remaining amount to be advanced under

The LOC Issuance:

----------- $750,000 ------------------

U.S. Tungsten, Inc.

Per:   /s/ Barry Wattenberg

--------------------------------------------

Authorized Signatory

The  Subscriber  hereby  acknowledges  receipt  of  this  Notice  and  agrees  with  the  amounts  set  out  above  as  of  this

Notice.

Per:

--------------------------------------------

Authorized Signatory

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SCHEDULE B

DECLARATION OF REGULATION S ELIGIBILITY

Regulation S of the Securities Act is available for the use of non-U.S. Persons only.  This Declaration must be answered fully and returned to U.S. Tungsten Inc.. with the LOC to ensure the Company is in compliance with the Securities Act.  All information will be held in the strictest confidence and used only to determine investor status.  No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the company or its affiliates, controlling persons, officers, directors, partners,

employees, attorneys or agents.

I, Sami Johannes Vaskola, HEREBY AFFIRM AND DECLARE THAT:

1.

I am not a resident of the United States of America.

2.

I am not purchasing securities for the benefit of a resident of the United States of America.

3.

I  am  not  purchasing  securities  in  the  name  of  a  company  incorporated  in  the  United  States  of America  or for the benefit of a company incorporated in the United States of America.

4.

I am not purchasing securities in my capacity as Trustee for a U.S.-based Trust.

5.

I  am  not  purchasing  securities  in  my  capacity  as  the  Executor  or  Administrator  of  the  Estate  of  a  U.S.

resident.

6.

I  am  not  a  U.S.  resident  purchasing  securities  through  a  brokerage  account  located  outside  of  the  United

States  of America,  nor  am  I  using  a  non-U.S.  brokerage  account  to  purchase  securities  for  the  benefit  of individuals or corporate entities resident within the United States of America.

7.

I am not purchasing the securities in an attempt to create or manipulate a U.S. market.

8.

I am purchasing the securities as an investment and not with a view towards resale.

9.

I will only resell the securities to other non-U.S. residents in accordance with Rule 905 of Regulation S, or to  U.S.  residents  in  accordance  with  the  provisions  of  Rule  144  following  the  expiration  of  one  year  from the date of acquiring the securities.

10.

I am permitted to purchase the securities under the laws of my home jurisdiction.

11.

I  understand  that  if  I  knowingly  and  willingly  make  false  statements  as  to  my  eligibility  to  purchase  or resell  securities  under  Regulation  S,  I  may  become  subject  to  civil  and  criminal  proceedings  being  taken against me by the United States Securities and Exchange Commission.

DATED: _______________________, 20____

__________________________________

Signature

Sami Johannes Vaskola

Print Name

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